Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with this filing of Remote Dynamics Inc. (the “Company”) on Form SB-2 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis R. Casey, Chief Executive Officer of the Company, do each herby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dennis R. Casey

Dennis R. Casey
Chief Executive Officer (Principal Executive Officer)
April 28, 2006